Exhibit 10.2

***Text Omitted and Filed Separately

 with the Securities and Exchange Commission.

Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Collaboration and License Agreement (“this Amendment”), is entered into as of September 21, 2016 (the “Amendment No. 1 Effective Date”) by and between Xencor, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Xencor”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”). Xencor and Novartis are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

RECITALS:

WHEREAS, The Parties previously entered into the Collaboration and License Agreement with an effective date of June 26, 2016 (the “Agreement”).

WHEREAS, The Parties wish to amend the terms of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	Section 1.1.124 shall be replaced with the following:

1.1.124“Internal Program” means, […***…]

***Confidential Treatment Requested

1.

[…***…].

2.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.
3.

The Amendment will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary.

4.

The Amendment may be executed in two counterparts, including by facsimile or PDF signature pages, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

***Confidential Treatment Requested

2.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment No. 1 Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		XENCOR, INC.

BY	/s/ Scott Brown	BY:	/s/ Edgardo Baracchini
NAME:	Scott Brown	NAME:	Edgardo Baracchini
TITLE:	Vice President, General Counsel	TITLE:	C.B.O.

3.